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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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

Date of Report (Date of earliest event reported)       December 21, 2000
                                                -----------------------------------------------------------------

                                           IASIAWORKS, INC.
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                      (Exact name of registrant as specified in its charter)

Delaware                                      000-31201                                 94-3228782
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(State or other jurisdiction                 (Commission                             (IRS Employer
of incorporation)                            File Number)                            Identification No.)


      2000 Alameda de las Pulgas, Suite 125, San Mateo, California                        94403
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               (Address of principal executive offices)                                 (Zip Code)

Registrant's telephone number, including area code            (650) 524-1790
                                                   --------------------------------------------------------------
                                                None
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                        (Former name or former address, if changed since last report)
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Item 5.  Other Events.


         Farrokh K. Billimoria has resigned as a member of the registrant's Board of Directors in order to pursue other business interests. Paul Lambert has been appointed to the registrant's Board of Directors to replace Mr. Billimoria.
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    IASIAWORKS, INC.
                                    ----------------
                                    (Registrant)


Date:  December 21, 2000            By  /s/ Jonathan F. Beizer
                                      ------------------------------------------
                                    Name:   Jonathan F. Beizer
                                    Title:  Chief Financial Officer and
                                            President, U.S.